UNITED STATES SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K
CURRENT REPORT
Pursuant To Section 13 OR 15(d) of
The Securities Exchange Act of 1934

Date of report (Date of earliest event reported): June 8, 2006
HUDSON CITY BANCORP, INC.
(Exact name of registrant as specified in its charter)

Delaware	0-26001	22-3640393
(State or other	(Commission File	(IRS Employer
jurisdiction of	Number)	Identification No.)
in Company)
WEST 80 CENTURY ROAD
PARAMUS, NEW JERSEY 07652
(Address of principal executive offices, including zip code)
Registrant’s telephone number, including area code: (201) 967-1900
Not Applicable
(Former name or former address, if changed since last report)
Check the appropriate box below if the Form 8-K is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐	Written communications pursuant to Rule 425 under Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under Exchange Act (17 CFR 240.13e-4(c))

Items 1, 2, 3, 4, 5, 6, 8
Item 7 Regulation FD Disclosures
Item 9 Financial Statements and Exhibits
SIGNATURE
Exhibit Index
EX-99.1: POWER POINT PRESENTATION

Items 1, 2, 3, 4, 5, 6, 8
Item 7 Regulation FD Disclosures
Item 9 Financial Statements and Exhibits
SIGNATURE
Exhibit Index
EX-99.1: POWER POINT PRESENTATION
Items 1, 2, 3, 4, 5, 6, 8. Not Applicable.
Item 7 Regulation FD Disclosures.
On June 8, 2006, Hudson City Bancorp, Inc. (the “Company”), held its Annual Meeting of Stockholders at which a financial presentation regarding the state of the Company was provided. The text of the Power Point slides used during this presentation is attached as Exhibit 99.1.
Item 9 Financial Statements and Exhibits.
No financial statements are required to be filed as part of this Report. The following exhibits are filed as part of this Report:

Exhibit No.	Description

99.1	Text of the Power Point slides used during the “State of the Company” presentation made to stockholders of Hudson City Bancorp, Inc. at its Annual Meeting of Stockholders held June 8, 2006.
The information provided pursuant hereto shall not be deemed incorporated by reference by any general statement incorporating by reference this Form 8-K into any filing under the Securities Act of 1933, as amended, or the Securities Exchange Act of 1934, as mended, and shall not otherwise be deemed filed under such Acts.

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SIGNATURE
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Hudson City Bancorp, Inc.
By:	/s/ Denis J. Salamone
Denis J. Salamone
Senior Executive Vice President and Chief Operating Officer

Dated: June 8, 2006

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Exhibit Index

Exhibit No.	Description

99.1	Text of the Power Point slides used during the “State of the Company” presentation made to stockholders of Hudson City Bancorp, Inc. at its Annual Meeting of Stockholders held June 8, 2006.

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